QUARTERLY REPORT
June 30, 2009

FMI
Large Cap
Fund

A NO-LOAD
MUTUAL FUND

FMI
Large Cap
Fund

June 30, 2009

Dear Fellow Shareholders:

The FMI Large Cap Fund gained 14.9% in the June quarter compared to a 15.9% advance in the benchmark Standard & Poor’s 500 Index. Strong moves in economically cyclical and financial sector stocks led performance. While our industrial cyclical stocks did quite well, the S&P 500’s financial sector stocks outperformed the FMI Large Cap Fund this quarter. Steady companies such as Wal-Mart, Cardinal Health and Cintas also lagged, the latter two compounded by earnings disappointments. Investors were unforgiving of earnings difficulties in the more “defensive” groups, while ignoring severe income shortfalls in the “offensive” categories, as they anticipated an imminent economic recovery.  Overall, S&P 500 reported earnings were estimated to be down an astonishing 51.5% in the quarter, making the trailing four quarters approximately 88.6% below the prior year. Even on a so-called operating basis, S&P 500 earnings were anticipated to be down 39% and 44% in the June quarter and trailing four quarters, respectively.

While the market burst was welcome relief from a tough eighteen-month period, Wall Street’s hunt for green shoots seemed to go a little overboard in the quarter and perhaps the market fade in late June recognized this.  From early March until mid-June, every item showing a rate of change that was slightly less negative than the one before was heralded as a sign of the bottom. Real evidence of a recovery remains elusive, although there is some anecdotal data that a few California and Florida residential real estate markets have stabilized and consumer confidence is higher.  The Economic Cycle Research Institute’s June indices of leading indicators were broadly positive. The better stock market backdrop helped companies raise $87 billion of new equity in the quarter, which could be viewed as a positive for the system (but not for existing shareholders, who are getting diluted). Much of the economic data remains negative. The Schiller home price survey shows houses still deflating at a double-digit rate. Auto sales continue to fall, unemployment is pushing 10% and demand across a wide spectrum of industries remains highly depressed.  Companies that have delivered consistent top-line

Industrial Production & Capacity Utilization

Source: Federal Reserve Board

performance for years, such as 3M, Emerson, and ITW, are reporting orders and revenues that are down 20-30%, nowhere close to the negative 5-8% more typical of past recessions.  Industrial production fell at a 13.4% rate in May, driving capacity utilization to an all-time low of 68.3% (see chart on previous page).  Unfortunately, the data from many overseas economies is worse than the United States.  We remain hopeful that better economic times are near, but we are preparing for a long, bumpy ride.

While sentiment numbers have nudged off the bottom, retail store sales are still depressed, businesses are retrenching and governments are trying to fill the hole in demand with spending initiatives that are simply breathtaking in size. Of course, there is no way to prove it, but our opinion is that the flurry of government programs and monetary actions has actually worked against an economic recovery. The Administration, Treasury, Federal Reserve and Congress are throwing too much at our problems too quickly, with not enough consideration to long-term ramifications (such as how to pay for it). The announcements have a haphazard and desperate air about them and people are beginning to sense this.  Business leaders and capitalists need an environment that isn’t changing every day in order to plan, take risks, and invest. These actions, rather than public spending, create healthy enterprises and sustainable long-term employment. This is not to defend the status quo or say the government has no role. Our political leaders are trying hard to help and we are confident they mean well. It is just that during a crisis, cause and effect analysis is often ignored, oversight is abrogated or nonexistent, and “solutions” are hastily crafted and left to be lived with for years (usually until the next crisis).  As reports leak out concerning where and to whom some of the billions have gone, Congress is starting to ask questions, but as of mid-June, the inspector general of the Federal Reserve had not conducted a single audit or investigation of where over a trillion dollars have been spent.

In previous letters we discussed the Treasury and the Federal Reserve’s myriad rescue and stimulus programs that today run into the trillions of dollars. In addition to the bank bailouts, AIG, Lehman, et cetera, the government now finances the vast majority of all new mortgages and has renegotiated tens of thousands of loans on terms that would have made Countrywide blush two years ago. Through the TALF (Term Asset-Backed Securities Loan Facility) program, the government has started buying credit card loans, auto loans and a wide variety of consumer loans. (Should taxpayers be subsidizing their fellow Americans’ consumer purchases?) We have several open-ended funding mandates that were put in place with virtually no consultation with Congress. The Fed is now printing money to buy treasuries and its leader has essentially said that nothing will be spared in the attempt to reflate the economy. That cannot be too comforting to a long-term holder of U.S. denominated debt.

The crisis appears to be giving cover to one of the largest fiscal expansions in the history of the United States. Whether this effort reflects the will of the people or not, it doesn’t change the fact that paying for it is probably impossible without deleterious consequences. Unfortunately, the ever-increasing poison that has seeped into politics over the past fifteen to twenty years has made thoughtful discourse on fiscal policy nearly impossible.  Democrats who rightfully howled at the profligate spending of the Republican Congress and the Bush Administration as they ran up a $400 billion deficit now are conspicuously silent as the deficit soars to $1.8 trillion and beyond.  The same old earmarks that were once pilloried are now combined with a steroid-infused fiscal agenda. As yet,

Federal Government Surplus or Deficit as a % of GDP

Sources: Bureau of Economic Analysis; Congressional Budget Office

there are no Sam Nunns or William Proxmires in this Congress to check Mr. Obama’s plans, even though the deficit is on a path to reach 13% of GDP or higher, a level not seen since World War II (see chart). Additionally, the Administration’s recent financial regulation proposal may politicize or at least threaten the independence of the Federal Reserve, as it proposes the Fed get permission from the Treasury for emergency lending.

The economic and political landscape has influenced our fundamental, bottoms-up stock research meaningfully in recent years. One of the factors in our lack of enthusiasm for healthcare stocks over the past few years is the knowledge that the government must set lower reimbursements, thus reducing the profitability of this sector.

Our continued underweighting in the financial services arena stems partially from increased regulation and the likelihood of lower long-term returns on equity.  From a political standpoint, we gain nothing from taking sides. We are simply professional observers trying to make money for our clients and while we consider ourselves stock pickers first, it is impossible to divorce this activity from the prevailing political and macroeconomic milieu.

What we observe today is an America that has grown increasingly comfortable having the government take a more activist role in their lives. The self-reliant “Marlboro Man” of historical lore is gone. The country appears to yearn for a larger and farther-reaching safety net. If polls and elections are to be believed, the majority of the country wants healthcare, education and a comfortable retirement, at age 65, as a right or guarantee. The American people certainly have lost some faith in free markets. Business is increasingly viewed with contempt, or at least warily, and corporate executives are regularly portrayed as untrustworthy by the media (quite true in some cases!).  Punitive tax policies are gaining steam at both the state and federal level. The labor movement is getting a strong assist from the new Administration and Congress. Protectionist sentiment is also building. In short, the environment is beginning to look much more like Western Europe than it does America, or at least the America of yesteryear.

In the aftermath of several recent European elections that swung to the right, it is interesting to observe our country swing so hard to the left. Perhaps the animosity toward the Bush Administration got so intense that what we are seeing today is more reactionary than reflective of the country’s true mood. Time will tell on that score.  If the desire of the people, however, is to create something closer to what exists in Western Europe, investors have to determine what that could mean.

At the risk of offending some of our European friends and supporters, we have listed several characteristics common to many of the Western European economies that have evolved over the past several decades that we find unhealthy and anathema to economic vitality:

•  Poor job creation; structurally higher unemployment
•  Low entrepreneurial spirit; lack of venture capital
•  Low innovation
•  High taxes and crushing benefit obligations
• High reliance on state sponsored enterprises
•  High debt levels despite low defense spending relative to the U.S.
•  Employment-destroying policies based on suspect “climate change” science
•  Protectionist policies that defend uneconomic firms and industries
•  Low birth rates

Many European leaders are beginning to question the old ways, while Americans seem bent on following them. The U.S. government stepped in to “save” financial firms that should have failed. The government now owns a significant percentage of the enterprise value of the banking system. They control what was once the largest insurance company and have equity and debt stakes in many others. The Administration engineered a takeover of the largest U.S. automobile manufacturer, and delivered the third largest to labor. The U.S. appears to be well on the way toward nationalizing the student loan business. The Administration is stumping hard for a publicly-paid health care system. The Administration’s Treasury department recently appointed a “compensation czar.” Tax and regulation policies across the spectrum are unambiguously anti-business.

It is certainly possible that the grand plan of the Administration and Congress is to push very hard to the left, knowing that there will be a counter move back to the center. This dynamic may already be taking place with respect to healthcare and financial regulation reform. Our primary investment concern is not really how the pie is divided (more Medicare versus less Defense, for example), but rather the fact that the overall budget is far in excess of the country’s means. The near-term spending plans are largely set, however, and the enormous deficit projections mentioned earlier could actually be larger as they depend on a healthy recovery, which seems increasingly distant. How we manage the debt will say a lot about whether America ultimately faces a dollar crisis and high inflation or a long, slow rehabilitation as debt is reduced and GDP growth remains below average.

While neither of these intermediate macroeconomic outcomes is particularly appealing, it doesn’t necessarily stand to reason that stocks will follow suit. One of the beauties of our business, as long as capital markets remain generally free, is that companies can and do adjust to the environment, and in turn, grow earnings. Rising stock prices typically follow growing earnings. Today we see businesses aggressively reducing costs and improving efficiencies; it won’t take much top-line growth to drive nice earnings gains. While it seems counter-intuitive to be unenthusiastic about the macro picture yet optimistic about the stock market (over the long term), remember that they often don’t move together. Ten years ago the sky was the perceived limit for stocks as technology sectors soared and the economy was believed to be strong. The ensuing ten years was the worst decade ever for the stock market. Today, the macro picture is more unsettled than usual, but history shows that the best stock markets are often born out of difficult times.  We will continue to invest our time and resources on bottoms-up stock research, as it remains our strong conviction that the next decade will deliver satisfactory, inflation-beating returns.

Though we are reluctant to blow our own horn, it is important to also understand that through the difficult years that have characterized the stock market environment for much of the life of the FMI Large Cap Fund, investors have made a respectable, positive return while those in the benchmark S&P 500 Index have lost money (approximately positive 33.8%*, compared to minus 7.4% for the S&P 500).  We expect stronger stock market returns over the next decade, but we have always felt it is better to plan for difficult times and be pleasantly surprised, rather than the other way around.

Thank you for your support of the FMI Large Cap Fund.

Sincerely,

Ted D. Kellner, CFA	Donald S. Wilson, CFA	Patrick J. English, CFA
President and	Vice President	Vice President and
Portfolio Manager		Portfolio Manager

______________
*  One, five and since inception (12/31/01) annual compound returns for the FMI Large Cap Fund are -18.11%, 2.35% and 3.96%, respectively.

100 E. Wisconsin Ave., Suite 2200 • Milwaukee, WI  53202 • 414-226-4555
www.fmifunds.com

FMI Large Cap Fund
STATEMENT OF NET ASSETS
June 30, 2009 (Unaudited)

Shares		Value(b)
COMMON STOCKS — 92.4% (a)
COMMERCIAL SERVICES SECTOR — 6.4%
	Financial Publishing/Services — 2.5%
1,446,000	McGraw-Hill
	Companies, Inc.	$43,539,060
	Miscellaneous Commercial
	Services — 3.9%
2,913,000	Cintas Corp.	66,532,920
CONSUMER NON-DURABLES SECTOR — 8.3%
	Beverages: Alcoholic — 4.5%
1,339,000	Diageo PLC - SP-ADR	76,657,750
	Household/Personal Care — 3.8%
1,248,000	Kimberly-Clark Corp.	65,432,640
CONSUMER SERVICES SECTOR — 3.9%
	Cable/Satellite TV — 0.9%
512,000	Time Warner
	Cable, Inc.	16,215,040
	Media Conglomerates — 3.0%
2,027,001	Time Warner Inc.	51,060,155
DISTRIBUTION SERVICES SECTOR — 10.6%
	Food Distributors — 3.2%
2,445,000	Sysco Corp.	54,963,600
	Medical Distributors — 3.0%
1,688,000	Cardinal Health, Inc.	51,568,400
	Wholesale Distributors — 4.4%
909,000	W.W. Grainger, Inc.	74,428,920
ELECTRONIC TECHNOLOGY SECTOR — 7.2%
	Electronic Components — 3.8%
3,506,000	Tyco Electronics Ltd.	65,176,540
	Electronic Equipment/Instruments — 3.4%
1,796,000	CANON INC. SP-ADR	58,423,880
ENERGY MINERALS SECTOR — 5.0%
	Integrated Oil — 5.0%
1,776,000	BP PLC - SP-ADR	84,679,680
FINANCE SECTOR — 11.9%
	Financial Conglomerates — 3.2%
2,365,000	American Express Co.	54,962,600
	Major Banks — 4.9%
2,845,000	Bank of New York
	Mellon Corp.	83,386,950
	Property/Casualty Insurance — 3.8%
22,500	Berkshire
	Hathaway Inc. Class B	65,153,925
HEALTH TECHNOLOGY SECTOR — 5.9%
	Medical Specialties — 5.9%
1,412,000	Covidien PLC	52,865,280
1,546,000	DENTSPLY
	International Inc.	47,183,920
		100,049,200
INDUSTRIAL SERVICES SECTOR — 2.3%
	Oilfield Services/Equipment — 2.3%
735,000	Schlumberger Ltd.	39,770,850
PRODUCER MANUFACTURING SECTOR — 12.1%
	Industrial Conglomerates — 8.4%
492,200	3M Co.	29,581,220
3,760,000	General Electric Co.	44,067,200
2,710,000	Tyco International Ltd.	70,405,800
		144,054,220
	Industrial Machinery — 3.7%
1,967,000	Rockwell
	Automation, Inc.	63,180,040
RETAIL TRADE SECTOR — 7.5%
	Discount Stores — 4.4%
1,532,000	Wal-Mart Stores, Inc.	74,210,080
	Electronics/Appliance Stores — 3.1%
1,594,000	Best Buy Co., Inc.	53,383,060
TECHNOLOGY SERVICES SECTOR — 7.1%
	Data Processing Services — 3.4%
1,648,000	Automatic Data
	Processing, Inc.	58,405,120

FMI Large Cap Fund
STATEMENT OF NET ASSETS (Continued)
June 30, 2009 (Unaudited)

Shares/
Principal
Amount		Value(b)
COMMON STOCKS — 92.4% (a) (Continued)
TECHNOLOGY SERVICES SECTOR — 7.1% (Continued)
	Information Technology Services — 3.7%
1,877,000	Accenture Ltd.	$62,804,420
TRANSPORTATION SECTOR — 4.2%
	Air Freight/Couriers — 4.2%
1,447,000	United Parcel
	Service, Inc. Class B	72,335,530
	Total common stocks	1,580,374,580
SHORT-TERM INVESTMENTS — 9.0% (a)
	Commercial Paper — 9.0%
$114,000,000	U.S. Bancorp,
	0.12%, due 7/01/09	114,000,000
40,000,000	General Electric
	Capital Corp.,
	0.11%, due 7/07/09	39,999,267
	Total short-term
	investments	153,999,267
	Total investments	1,734,373,847
	Liabilities, less cash
	and receivables — (1.4%) (a)	(24,059,714)
	TOTAL NET ASSETS	$1,710,314,133
	Net Asset Value Per Share
	($0.0001 par value,
	300,000,000 shares
	authorized), offering
	and redemption price
	($1,710,314,133 ÷
	147,463,389
	shares outstanding)	$11.60

(a)	Percentages for the various classifications relate to net assets.
(b)
Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded.  Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price.  Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value.

SP-ADR – Sponsored American Depositary Receipts

FMI Large Cap Fund
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202
www.fmifunds.com
414-226-4555

BOARD OF DIRECTORS
BARRY K. ALLEN
ROBERT C. ARZBAECHER
PATRICK J. ENGLISH
GORDON H. GUNNLAUGSSON
TED D. KELLNER
RICHARD E. LANE
PAUL S. SHAIN

INVESTMENT ADVISER
AND ADMINISTRATOR
FIDUCIARY MANAGEMENT, INC.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202
800-811-5311
or
414-765-4124

CUSTODIAN
U.S. BANK, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
PRICEWATERHOUSECOOPERS LLP
100 East Wisconsin Avenue, Suite 1800
Milwaukee, Wisconsin  53202

LEGAL COUNSEL
FOLEY & LARDNER LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Large Cap Fund unless accompanied or preceded by the Fund’s current prospectus. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com.